UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2022
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 Twilio Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Spear Street, First Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 390-2337
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange
Long-Term Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	*

Item 2.02       Results of Operations and Financial Condition.
On May 4, 2022, Twilio Inc. (the “Company”) issued a press release announcing its financial results for the quarterly period ended March 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1.
The information furnished under this Item 2.02 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On April 28, 2022, Elena Donio, informed the Company of her intention to resign from the Company’s board of directors (the “Board”) and the Company’s Compensation and Talent Management Committee. The Board accepted Ms. Donio’s resignation on April 29, 2022. Ms. Donio’s resignation did not result from any disagreements with the Company on any matter relating to its operations, policies or practices. Effective as of the time of Ms. Donio’s resignation on April 29, 2022, the Board reduced the size of the Board to eight members. The Company thanks Ms. Donio for her years of service as a member of the Board and Compensation and Talent Management Committee and looks forward to her contributions in her role as the Company’s President of Revenue.
On April 28, 2022, Marc D. Boroditsky notified the Company of his intention to resign from his position as the Chief Revenue Officer of the Company effective immediately. His last day of employment will be August 19, 2022. Mr. Boroditsky’s current salary, benefits and stock option and restricted stock unit award vesting schedules will remain in effect until August 19, 2022, subject to his continued employment through such date.
Item 9.01       Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.    Description
99.1 Press release issued by Twilio Inc. dated May 4, 2022
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

May 4, 2022	By:	/s/ Khozema Z. Shipchandler
	Name:	Khozema Z. Shipchandler
	Title:	Chief Operating Officer